EXHIBIT 10.9

                  Supplemental Agreement No. 1

                               to

                   Purchase Agreement No. 2211

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.


           Relating to Boeing Model 767-200ER Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 2, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2211 dated November 16, 1998, (the Purchase Agreement) relating to Boeing Model 767-200ER aircraft, (Aircraft); and

     WHEREAS, Boeing and Customer have mutually agreed that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] and

     WHEREAS, Boeing and Customer wish to update the Agreement to reflect the Installation of Cabin Systems Equipment; and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 1.

2.   Letter Agreements:

     Remove and replace, in its entirety, Letter Agreement 2211-01, "Option Aircraft" with new Letter Agreement 2211-01R1, "Option
Aircraft" attached hereto, to reflect the revised delivery schedule for the Option Aircraft.

     Remove and replace, in its entirety, Letter Agreement 6-1162-JMG-0092, "Special Matters" with new Letter Agreement 6-1162-JMG-0092R1, "Special Matters" attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Add Letter Agreement 6-1162-JMG-184, "Installation of Cabin
Systems Equipment" to incorporate the agreement regarding Cabin
Systems Equipment.

3.   Payment of Option Deposit:

     Upon execution of this Supplemental Agreement, Customer shall transfer to Boeing's account at Chase Manhattan Bank, New York, N.Y., the sum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which sum represents the additional Option Aircraft deposit.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY                CONTINENTAL AIRLINES, INC.




By:    /s/ J. A. McGarvey         By:     /s/ Brian Davis


Its:  Attorney-In-Fact            Its:    Vice President

                       TABLE OF CONTENTS


ARTICLES                                          Revised By:

  1.       Quantity, Model and Description

  2.       Delivery Schedule

  3.       Price

  4.       Payment

  5.       Miscellaneous


TABLE

  1.       Aircraft Information Table


EXHIBIT

  A.       Aircraft Configuration

  B.       Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

  BFE1.    BFE Variables

  CS1.     Customer Support Variables

  EE1.     Engine Escalation/Engine Warranty
           and Patent Indemnity

  SLP1.    Service Life Policy Components

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                 Revised By:

  2211-01R1        Option Aircraft                SA No. 1

  2211-02          Demonstration Flights

  2211-03          Spares Initial Provisioning

  2211-04          Flight Crew Training Spares
                   Parts Support

  2211-05          Escalation Sharing

  6-1162-JMG-184   Installation of Cabin Systems
                   Equipment                      SA No. 1

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS                    Revised By:

  6-1162-JMG-0089     Performance Guarantees

  6-1162-JMG-0090     Promotion Support

  6-1162-JMG-0092R1   Special Matters             SA No. 1


SUPPLEMENTAL AGREEMENTS                           Dated as of:

Supplemental Agreement No. 1                      July  2, 1999

July 2, 1999
2211-01R1


Continental Airlines, Inc.
1600 Smith
Houston, TX 77002


Subject:      Option Aircraft

Reference:    Purchase Agreement 2211 (the Purchase Agreement)
              between The Boeing Company (Boeing) and Continental
              Airlines, Inc. (Customer) relating to Model 767-224ER aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase
Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter
Agreement supersedes and replaces in its entirety Letter Agreement
2211-01.

Boeing agrees to manufacture and sell to Customer additional Model 767-224ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter
Agreement (the Attachment).

1.    Aircraft Description and Changes

      1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

      1.2 Changes: The Detail Specification will be revised to include:

             (i) Changes applicable to the basic Model 767 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;
             (ii)    Changes required to obtain required
                     regulatory certificates; and
             (iii)   Changes mutually agreed upon.
2.    Price

      2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

      2.2    Price Adjustments.

             2.2.1   Optional Features.  The Optional Features
Prices selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

             2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January, 2005, will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing's then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

             2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January, 2005, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

             2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 767-224ER aircraft and engines for delivery in the year 2005 and after. When prices and the pricing bases are established for the Model 767-224ER aircraft delivering in the year 2005 and after, the information listed in the Attachment will be appropriately amended.

3.    Payment.

      3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

      3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.    Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5.    Contract Terms.

      Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY


By      /s/ J. A. McGarvey

Its           Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 2, 1999

CONTINENTAL AIRLINES, INC.


By     /s/ Brian Davis

Its     Vice President


Attachment

                         Attachment to

                 Letter Agreement No. 2211-01R1

Option Aircraft Delivery, Description, Price and Advance Payments


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

July  2 1999
6-1162-JMG-0092R1



Continental Airlines, Inc.
1600 Smith
Houston, Texas  77002


Subject:     Special Matters

Reference:   Purchase Agreement No. 2211 (the Purchase Agreement)
             between The Boeing Company (Boeing) and Continental
             Airlines, Inc. (Customer) relating to Model 767-224ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement. All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.    Credit Memoranda.

      In consideration of Customer's purchase of Model 767-224ER Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The credit memorandum is subject to the same airframe escalation as is used to calculate the Aircraft Price at the time of delivery. The credit memorandum may be used by Customer for the purchase of Boeing goods and services or applied to the balance due at the time of Aircraft delivery.

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

      2.2    Option Aircraft.  [CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6.    Option Aircraft.

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7.    Aircraft Invoices.

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8.    Assignment of Credits.

      Customer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.    Confidential Treatment.

      Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY


By     J. A. McGarvey

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:   July 2, 1999

CONTINENTAL AIRLINES, INC.


By       /s/ Brian Davis

Its        Vice President

July 2, 1999
6-1162-JMG-184

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002


Subject:     Installation of Cabin Systems Equipment

Reference:   Purchase Agreement No. 2211 (the Purchase Agreement)
             between The Boeing Company (Boeing) and  Continental
             Airlines, Inc. (Customer) relating to Model 767-200 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B, according to the requirement of Attachment C.

1.    Responsibilities.

      1.1    Customer will:

             1.1.1 Provide Customer's IFE/CCS system requirements to Boeing;

             1.1.2 Select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Option/s/ listed in
Attachment A to this Letter Agreement, on or before July 7, 1999;
or as otherwise formally offered by Boeing.

             1.1.3   Promptly after selecting Suppliers,
participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

             1.1.4   Select Supplier part numbers;

             1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

             1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

             1.1.7 Negotiate and obtain agreements with any required service providers; and

             1.1.8 Include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control.

             1.1.9 Authorize Boeing to obtain production IFE/CCS spares for test and or rejection replacement as follows:
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for in-seat LCD monitors, in-seat cables, handsets, cord reels, and remote jacks; [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for seat boxes; and, one each of the head-end equipment. Unused parts will be returned to the Customer with the aircraft delivery and any parts returned to the supplier for repair will be returned to the Customer, at no further cost, after aircraft delivery.

      1.2    Boeing will:

             1.2.1 Perform the Project Manager functions stated in Attachment B;

             1.2.2 Provide Aircraft interface requirements to Suppliers;

             1.2.3 Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

             1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

             1.2.5 Coordinate the resolution of technical issues with Suppliers;

             1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Options contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

             1.2.7 Obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2.    Software.

      IFE/CCS systems may contain software of the following two types.

      2.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems
Software and is part of the IFE/CCS.

      2.2 Customer's Software. The software accessible to the Aircraft passengers which controls Customer's specified optional features is Customer's Software and is not part of the IFE/CCS.

             2.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements.
Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph
1.2 above, nor the Project Manager's functions described in Attachment B, for Customer's Software.

             2.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

             2.2.3   Boeing has no obligation to approve any
documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

             2.2.4   Boeing will not be responsible for obtaining
FAA certification for Customer's Software.

3.    Changes.

      3.1 After Boeing and Supplier have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing. Any Customer request for changes to the IFE/CCS specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the IFE/CCS. Any Supplier price increase resulting from such a change will be negotiated between Customer and Supplier.

      3.2 Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Paragraph 6 shall apply.

      3.3    The incorporation into the Aircraft of any mutually
agreed change to the IFE/CCS may result in Boeing adjusting the price of the Option/s/ contained in Attachment A to this Letter
Agreement.

      3.4 Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

4.    Supplier Defaults.

      Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's contract with Boeing. Within 15 days of Customer's receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

5.    Exhibits B and C to the AGTA.

      IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance
Document, of the AGTA.

6.    Boeing's Remedies.

      If Customer does not comply with any of its obligations set forth herein, Boeing may:

      6.1 delay delivery of the Aircraft pursuant to the provisions of Article 7, Excusable Delay, of the AGTA; or

      6.2 deliver the Aircraft without part or all of the IFE/CCS installed, or with part or all of the IFE/CCS inoperative.

      6.3 increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7.    Advance Payments.

      7.1 Estimated Price for the IFE/CCS. An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased IFE/CCS installed on each Aircraft by Option/s/ is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] U.S. dollars expressed in 1997 dollars.

      7.2 Aircraft Price. The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Suppliers.

8.    Customer's Indemnification of Boeing.

      Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the IFE/CCS.

9.    Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By     /s/  J.  A.  McGarvey

Its           Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:   July 2, 1999

CONTINENTAL AIRLINES, INC.


By     /s/   Brian  Davis

Its      Vice President

                         Attachment A
                     Cabin Systems Equipment



      The following Option/s/ describe/s/ the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS.  Final configuration will be based on
Customer acceptance of any or all options listed below.

Option Numbers and Titles

Option Numbers and Titles to be added based upon identification of offerable options and completion of Cabin Systems In-Flight
Entertainment configuration discussions with Continental Airlines and Boeing.

                         Attachment B
                         Project Manager


This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1.    Project Management

      Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

      A.     Managing the development of all program schedules;

      B. Evaluating and approving Supplier's program management and developmental plans;

      C.     Defining program metrics and status requirements;

      D.     Scheduling and conducting program status reviews;

      E. Scheduling and conducting design and schedule reviews with Customer and Suppliers;

      F.     Monitoring compliance with schedules;

      G. Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

      H. Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

      I.     Managing the joint development of the System
             Specification

2.    System Integration

      Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems
Integrator Boeing will perform the following functions:

      A. As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

      B. Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

      C. Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.    Seat Integration

      A. Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

      B. The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

      C. The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

                                      Attachment C
                                        CAL 767-200
                                  Critical Impact Events
Events and dates to be added based upon completion of Cabin Systems In-Flight Entertaiment configuration discussions between Continental Airlines and Boeing.

The Contingency Plan is the alternate course of action which will be implemented if the critical decision date is not met or other course of action is not agreed to by Boeing and
Buyer.  The critical impact events listed below are milestones which must be met by  IFE and
BFE Seat Suppliers to achieve the in-sequence installation of the IFE.  The Required Due
Dates in such tables are the dates on which Boeing begins to incur disruption costs.  The
Critical Decision Dates are the dates after which the critical impact event cannot be accomplished to maintain the delivery schedule and/or full system testing, certification or installation.  A meeting to discuss a recovery plan cost impact and/or an alternate course of action will be held within one week of knowledge of delinquency or impending delinquency.

Event                                      Required  Critical  Contingency Plan
                                           Due Date  Decision
                                                     Date

Cable routing data from Seat Suppliers to  [CONFIDENTIAL       IFE/Passenger Service System
Boeing and IFE Supplier                    MATERIAL OMITTED    inoperative at Delivery
                                           AND FILED SEPAR-
Seat abuse load test plan approval         ATELY WITH THE      Assess out-of-sequence charges
                                           SECURITIES AND
Abuse load test hardware on-dock at        EXCHANGE COMMIS-    Assess out-of -sequence charges
seat supplier                              SION PURSUANT TO
                                           A REQUEST FOR
Seat abuse load test conduct               CONFIDENTIAL        Deliver airplane without seats
                                           TREATMENT]          installed (zero passenger) or
                                                               assess out-of sequence charges


                                Attachment C (continued)
                                        CAL 767-200
                                  Critical Impact Events



IFE production hardware on-dock at seat    [CONFIDENTIAL       IFE inoperative at Delivery
supplier                                   MATERIAL OMITTED
                                           AND FILED SEPAR-
Seat abuse load test report approval       ATELY WITH THE      IFE locked out at Delivery
                                           SECURITIES AND
Seats on-dock (complete and in-seat IFE    EXCHANGE COMMIS-    Deliver airplane without seats
installed hardware functionality tested)   SION PURSUANT TO    (zero passenger) or assess
at Boeing                                  A REQUEST FOR       additional out-of-sequence
                                           CONFIDENTIAL        charges
                                           TREATMENT]
